UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2004

                                 Xenomics, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Florida                                       04-3721895
---------------------------------                     --------------------
  (State or other jurisdiction                            IRS Employer
of incorporation or organization)                      Identification No.)

                        420 Lexington Avenue, Suite 1701
                            New York, New York 10170
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 438-8290

                        420 Lexington Avenue, Suite 1609
                            New York, New York 10170
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Xenomics, Inc. (the "Company") hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2004 in connection with the securities exchange completed on July 2, 2004, pursuant to the terms of the previously reported Securities Exchange Agreement, dated as of May 18, 2004, between the Company (formerly Used Kar Parts, Inc.), the individuals named on Schedule 1.1 thereto and Xenomics. That Item 7 is replaced by the following Item 9.01.



Item 9.01         Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

         Audited Balance Sheet of Xenomics as of July 31, 2003 and 2002 and the related Statements of Operations, Stockholders' Equity (Deficit) and Cash Flows for the years then ended and cumulatively from inception August 4, 1999 to July 31, 2003.

         (b)      Pro Forma Financial Information.

         Unaudited Pro Forma Balance Sheet of Xenomics, Inc. as of April 30, 2004 and the Unaudited Pro Forma Statement of Operations of Xenomics, Inc. for the year ending January 31, 2004 and the three months ending April 30, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2004                          XENOMICS, INC.



                                                   By: /s/ Samuil Umansky
                                                      --------------------------
                                                      Samuil Umansky, President

                                    XENOMICS
                              FINANCIAL STATEMENTS


                                      INDEX

                                                                         Page

PART I - FINANCIAL INFORMATION

         Auditors Report                                                    2

         Balance Sheets                                                     3

         Statements of Operations                                           4

         Statements of Stockholders' Equity (Deficit)                       5

         Statements of Cash Flows                                           6

         Notes to Financial Statements                                      7-9

                              BAUM & COMPANY, P.A.
                          Certified Public Accountants
                        1515 University Drive, Suite 209
                          Coral Springs, Florida 33071



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Stockholders and Board of Directors of Xenomics
New York City, New York

We have audited the accompanying balance sheets of Xenomics ( A California corporation ) as of July 31, 2003 and 2002 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended and cumulatively from inception August 4, 1999 to July 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Xenomics ( A California corporation ) as of July 31, 2003 and 2002 and the results of their operations and their cash flows for the years then ended and cumulatively from inception August 4, 1999 to July 31, 2003 in conformity with U.S. generally accepted accounting principles.


/s/ BAUM & COMPANY, P.A.

BAUM & COMPANY, P.A.
Coral Springs, Florida
August 15, 2004

Xenomics
(A Development Stage Company)
Balance Sheets


                                                              July 31, 2003      July 31, 2002
                                                            ------------------  -----------------

                          ASSETS
CURRENT ASSETS
   Cash                                                                  $436             $2,833
                                                            ------------------  -----------------
     Total current assets                                                 436              2,833
                                                            ------------------  -----------------
OTHER ASSETS
    Patents                                                            33,915             32,552
    Organization Costs-Net                                                760              1,125
                                                            ------------------  -----------------
     Total other  assets                                               34,675             33,677
                                                            ------------------  -----------------

Total Assets                                                          $35,111            $36,510
                                                            ==================  =================

      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Accounts payable and accruals                                      $41,022            $32,159
                                                            ------------------  -----------------

            Total current liabilities                                  41,022             32,159
                                                            ------------------  -----------------

Total Liabilities                                                      41,022             32,159
                                                            ------------------  -----------------

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $0.001 par value, 10,000,000 shares
authorized; 3,807,755 issued and outstanding                            3,808              3,808
Additional Paid in Capital                                             85,880             83,380
Accumulated (Deficit) during development stage                        (95,599)           (82,837)
                                                            ------------------  -----------------

            Total Stockholders' Equity (Deficit)                       (5,911)             4,351
                                                            ------------------  -----------------

Total Liabilities and Stockholders' Equity (Deficit)                  $35,111            $36,510
                                                            ==================  =================





             The accompanying notes are an integral part of the financial statements

                                                 -3-

Xenomics
(A Development Stage Company)
Statements of Operations




                                              Cumulative
                                                  From            For the         For the
                                            August 4, 1999         Year            Year
                                              (inception)          Ended           Ended
                                                Through           July 31          July 31
                                             July 31, 2003          2003            2002
                                       ---------------------------------------------------
Revenues                                              $0               $0              $0

Operating expenses                                95,599           12,762          31,919
                                       ---------------------------------------------------

Net income (loss) before provision
  for income taxes                               (95,599)         (12,762)        (31,919)
                                       ---------------------------------------------------
Provision for income taxes                             0                0               0
                                       ---------------------------------------------------

Net income (loss)                               $(95,599)        $(12,762)       $(31,919)
                                       ===================================================



            The accompanying notes are an integral part of the financial statements

                                               -4-

Xenomics
(A Development Stage Company)
Statements of Stockholders' Equity (Deficit)





                                                                Common                                       Total
                                             Common Stock       Stock      Additional                    Stockholders'
                                               Number of         Par         Paid-in      Accumulated       Equity
                                                Shares           Value       Capital        Deficit        (Deficit)
                                            ---------------------------------------------------------------------------
   Balance July 31, 2001                          3,807,755       $3,808       $33,380       $(50,918)      $ (13,730)

   Additional Paid In Capital                                                   50,000              0          50,000

   Net (Loss)Year Ended
     July 31, 2002                                        0            0             0        (31,919)        (31,919)
                                            ---------------------------------------------------------------------------

   Balance July 31, 2002                          3,807,755        3,808        83,380        (82,837)          4,351

   Additional Paid in Capital                                                    2,500                          2,500

   Net (Loss) Year Ended July 31, 2003                                                        (12,762)        (12,762)
                                            ---------------------------------------------------------------------------

   Balance July 31, 2003                          3,807,755       $3,808       $85,880       $(95,599)        $(5,911)
                                            ===========================================================================


               The accompanying notes are an integral part of the financial statements

                                                -5-

Xenomics
(A Development Stage Company)
Statements of Cash Flows

                                                                Cumulative
                                                                    From                  For the            For the
                                                                 August 4,                 Year               Year
                                                                   1999                    Ended              Ended
                                                                (inception)               July 31            July 31
                                                                  Through                   2003               2002
                                                               July 31, 2003
                                                            ----------------        ----------------    ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                           $      (95,599)               $(12,762)      $    (31,919)
Adjustments to reconcile net income (loss) to net cash
used for operations:
  Amortization                                                       1,065                     365                365

Change in operating assets and liabilities:

  Increase in accounts  payable & accruals                          41,022                   8,863             22,159
                                                            ----------------        ----------------    ----------------
Net cash used by operating activities                              (53,512)                 (3,534)            (9,395)
                                                            ----------------        ----------------    ----------------

CASH FLOW FROM INVESTING ACTIVITIES:
 Organization Expenses                                              (1,825)                      0                  0
 Patent Costs                                                      (33,915)                 (1,363)           (19,464)
                                                            ----------------        ----------------    ----------------

Net cash (used) by investing activities                            (35,740)                 (1,363)           (19,464)
                                                            ----------------        ----------------    ----------------

CASH FLOW FROM FINANCING ACTIVITIES:
 (Decrease) in Loans Payable                                             0                       0             (3,000)
 (Decrease) in shareholder loans                                         0                       0            (17,000)
Proceeds from sale of capital stock                                 37,188                       0                  0
Capital contributions                                               52,500                   2,500             50,000
                                                            ----------------        ----------------    ----------------
Net cash provided by financing activities                           89,688                   2,500             30,000
                                                            ----------------        ----------------    ----------------

Net Increase (Decrease) in cash                                        436                 (2,397)              1,141

CASH, beginning of period,                                               0                   2,833              1,692
                                                            ----------------        ----------------    ----------------


CASH, end of period                                                   $436                    $436             $2,833
                                                            ================        ================    ================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for Interest Expenses                                         $0                      $0                 $0
Cash paid for Income Taxes                                              $0                      $0                 $0



                   The accompanying notes are an integral part of the financial statements

                                                 -6-

Xenomics
(A Development Stage Company)
Notes to Financial Statements

         NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
------------
Xenomics (the "Company") was incorporated under the laws of the state of California on August 4, 1999. In 2001, the Company changed its name from Diagen Corporation to Xenomics.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents
----------------
For purposes of the statement of cash flows, the Company treats all short-term investments with maturities of six months or less to be cash equivalents.


Development Stage Company
-------------------------
The Company has been in the development stage since inception (August 4, 1999). There have been no revenues to date. The Company has incurred an accumulated deficit of $95,599 since inception.

Concentration of Risk
---------------------
There were no balances at July 31, 2003 and 2002 that provided a concentration of credit risk.

Income Taxes
------------
The Company accounts for income taxes under the accrual method established by Statement of Financial Accounting Standards (SFAS) No. 109, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences and events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on assets and liabilities using enacted rates for the year in which the differences are expected to reverse.

Xenomics
(A Development Stage Company)
Notes to Financial Statements

Fair value of financial instruments
-----------------------------------
The following methods and assumptions were used to estimate the fair value of each class of financial instruments: cash, and accounts payable. The carrying amounts approximated fair value because of the demand nature of these instruments.

Organizational Costs
--------------------
Organizational costs have been capitalized and are being amortized over 5 years, at an annul charge of $365.


NOTE 2   CAPITAL STOCK TRANSACTIONS

Since inception (August,4, 1999) through July 31, 2001, the Company cumulatively sold 3,807,755 shares of stock for $ 37,188. In the fiscal years ended July 31, 2003 and 2002, $2,500 and $50,000, respectively, of additional capital was contributed to the Company by its existing shareholders.


NOTE 3   INCOME TAXES

The Company has no current or deferred income tax due to its operating losses. The Company has a federal net operating loss carry-forward at July 31, 2003 and 2002, of approximately $88,000 and $83,000, respectively, subject to annual limitations prescribed by the Internal Revenue Code, which is available to offset future taxable income through 2014. A 100% valuation allowance has been recorded to offset the net deferred taxes due from the Company's future taxes.

Deferred tax assets consist of the following:         2003              2002
                                                      ----              ----
Current taxes                                      $        0        $       0
Deferred taxes                                         13,000           12,000
Valuation allowance                                   (13,000)         (12,000)
                                                   ----------        ---------
                                                   $        0        $       0
                                                   ==========        =========


NOTE 4   PATENT EXPENSES

As of July 31, 2003, the Company has capitalized costs related to patent development of $ 33,915. Patents generally have a life of seventeen years. Additional patent development is to be continued, and as of year end July 31, 2003 no revenues have been generated under these patents.

Xenomics
(A Development Stage Company)
Notes to Financial Statements

NOTE 5   SUBSEQUENT EVENT

BUSINESS COMBINATION

On July 2, 2004, pursuant to an Securities Exchange Agreement dated May 18, 2004, Used Kar Parts, Inc. (a publicly held Florida corporation) exchanged 2,258,001 shares of its common stock for all of the outstanding common stock of the Company. Used Kar Parts, Inc. subsequently changed its corporate name to Xenomics, Inc.

NOTE 6  CONTRACTS AND COMMITTMENTS

Pursuant to a royalty agreement dated December 21, 1999, the Company is required to pay $5,000 annually commencing May 17, 2000 as consideration for the assignment of intellectual property to the Company. On July 2, 2004 all royalties incurred as of that date ($25,000) were paid.

NOTE 7 NEW ACCOUNTING PRONOUNCEMENTS

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections" (SFAS 145). SFAS 145 eliminates extraordinary accounting treatment for reporting gain or loss on debt extinguishment and amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. The adoption of SFAS 145 did not have a material effect on the Company's financial position, results of operations, or cash flows.

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS
146). SFAS 146 requires the recording of costs associated with exit or disposal activities at their fair values only when a liability has been incurred. Under previous guidance, certain exit costs were accrued upon management's commitment to an exit plan, which is generally before an actual liability has been incurred. The requirements of SFAS 146 were effective prospectively for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not have a material effect on the Company's financial position, results of operations, or cash flows.

                  Xenomics, Inc (formerly Used Kar Parts, Inc)

                         Pro Forma Financial Information

Pursuant to a Securities Exchange Agreement dated July 2, 2004, Used Kar Parts, Inc., a Florida corporation, exchanged 2,258,001 shares of its common stock for all of the outstanding common stock of Xenomics, a California corporation, consisting of 3,807,755 shares. The Registrant subsequently changed its corporate name to Xenomics, Inc.

The accompanying unaudited pro forma financial statements includes the Registrant, Xenomics and pro forma adjustments. The balance sheet has been presented as of April 30, 2004. The pro forma statements of operations are for the year ending January 31, 2004 and the quarter ending April 30, 2004.

The unaudited pro forma consolidated balance sheets of the combined Registrant and Xenomics as of January 31, 2004 are based on historical balance sheets. The adjustments are provided to reflect on a pro forma basis the proposed account balances that the effects of the simultaneous stock repurchase, private placement and reverse acquisition would appear.

The condensed pro forma financial statements should be read in conjunction with the audited financial statements and related notes for the Registrant.

The unaudited pro forma financial statements include the historical financial statements of the Registrant and Xenomics. The pro forma information is not necessarily indicative of the results of operations that would have been reported had such events occurred on the dates indicated, nor is it indicative of the results of future operations.

                                  Xenomics Inc.
                         (Formerly Used Kar Parts Inc.)
                       Proforma Consolidated Balance Sheet
                                 April 30, 2004
                                    Unaudited

                                                                                           Pre Private      Private
                                                                              Acquisition  Placement       Placement     Final
                                               Used Kar Parts   Xenomics       Proforma     Proforma        Proforma    Proforma
                                                   (a)                        Adjustments Consolidated     Adjustments Consolidated
                                               -------------------------------------------------------------------------------------
                         ASSETS

CURRENT ASSETS
  Cash                                           $      -     $       315      $        -   $     315   def $ 1,823,150 $ 1,823,465
                                               -------------------------------------------------------------------------------------

        Total current assets                            -             315               -         315         1,823,150   1,823,465
                                               -------------------------------------------------------------------------------------

OTHER ASSETS

  Deferred Acquisition Costs                      110,000          39,800    b   (149,800)          -                 -           -

  Deferred Private Placement Costs                 30,000               -               -      30,000    d      (30,000)          -

  Patents                                               -          37,000    c          -      37,000                 -      37,000
                                               -------------------------------------------------------------------------------------

        Total Other Assets                        140,000          76,800        (149,800)     67,000           (30,000)     37,000
                                               -------------------------------------------------------------------------------------

Total assets                                     $140,000       $  77,115      $ (149,800)  $  67,315       $ 1,793,150  $1,860,465
                                               =====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
  Accounts payable and accruals                  $150,000       $  89,728      $        -   $ 239,728    f   $ (189,800) $   49,928
                                               -------------------------------------------------------------------------------------

        Total current liabilities                 150,000          89,728               -     239,728          (189,800)     49,928
                                               -------------------------------------------------------------------------------------

Total liabilities                                 150,000          89,728               -     239,728          (189,800)     49,928
                                               -------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
  Common stock, $0.0001 par value, 500,000,000
    authorized                                     22,955           3,808    b     (3,582)     23,181    de     (21,635)      1,546

  Additional Paid In Capital                      (17,555)         85,880    b   (138,519)    (70,194)   de   2,004,585   1,934,391

  (Accumulated Deficit) during development stage  (15,400)       (102,301)   b     (7,699)   (125,400)                -    (125,400)
                                               -------------------------------------------------------------------------------------

        Total Stockholders' Equity (Deficit)      (10,000)        (12,613)       (149,800)   (172,413)        1,982,950   1,810,537
                                               -------------------------------------------------------------------------------------

Total Liabilities and Stockholders'
  Equity (Deficit)                               $140,000       $  77,115      $ (149,800)  $  67,315       $ 1,793,150  $1,860,465
                                               =====================================================================================

                                  Xenomics Inc.
                          (formerly Used Kar Parts Inc)
             Acquisition and Private Placement Pro Forma Adjustments

(a) April 30 2004 Balance Sheet restated for July 2004 111 for 1 stock split and change in par value to $.0001
(b)      Acquisition of Xenomics for 2,258,001 shares of common stock on July 2,
         2004
(c)      Cost basis of Patents
(d) Private Placement proceeds of $ 2,512,950 ( 2,645,210 shares at $.95) on June 24, 2004
(e)      Purchase of 218,862,474 shares of common stock for $ 500,000 on July 2,
         2004
(f) Use of $ 189,800 of proceeds to pay acquisition and private placement payables

                                                          Xenomics Inc.
                                                 (Formerly Used Kar Parts Inc.)
                                          Proforma Consolidated Statement of Operations
                                               For the Year Ended January 31, 2004
                                                            Unaudited



                                                         Used Kar Parts        Xenomics            Proforma             Proforma
                                                                                                 Adjustments          Consolidated
                                                      ------------------------------------------------------------------------------
 Revenues                                              $           -           $       -        $         -          $          -

 Operating Expenses                                            3,670              13,021                  -                16,691
                                                      ------------------------------------------------------------------------------

 Net income (loss) before provision for income taxes          (3,670)            (13,021)                 -               (16,691)

 Provision for income taxes                                        -                   -                  -                     -
                                                      ------------------------------------------------------------------------------

 Net income (loss)                                     $      (3,670)          $ (13,021)       $         -          $    (16,691)
                                                      ==============================================================================
 Net income (loss) per weighted average share                 ($0.00)                                                      ($0.00)
                                                      ==================                                          ==================
 Weighted average number of shares                       229,548,000                         b    2,258,001           231,806,001
                                                      ==================                    ========================================


                                                        Xenomics Inc.
                                                 (Formerly Used Kar Parts Inc.)
                                          Proforma Consolidated Statement of Operations
                                              For the 3 Months Ended April 30, 2004
                                                            Unaudited



                                                         Used Kar Parts        Xenomics            Proforma             Proforma
                                                                                                 Adjustments          Consolidated
                                                      ------------------------------------------------------------------------------
 Revenues                                              $           -           $     -          $         -          $          -


 Operating Expenses                                           10,206               2,820                  -                13,026
                                                      ------------------------------------------------------------------------------


 Net income (loss) before other (expenses)                   (10,206)             (2,820)     #           -               (13,026)
                                                      ------------------------------------------------------------------------------

 Other (Expense)

      Writeoff of acquisition cost                                 -                   -           (149,800)             (149,800)
                                                      ------------------------------------------------------------------------------


 Net income (loss) before provision for income taxes         (10,206)             (2,820)     #    (149,800)            (162,826)


 Provision for income taxes                                        -                   -                  -                     -
                                                      ------------------------------------------------------------------------------

 Net income (loss)                                     $     (10,206)          $  (2,820)       $  (149,800)         $   (162,826)
                                                      ==============================================================================
 Net income (loss) per weighted average share                 ($0.00)                                                      ($0.00)
                                                      ==================                                          ==================
 Weighted average number of shares                       229,548,000                         b    2,258,001           231,806,001
                                                      ==================                    ========================================
